Exhibit 32
CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1) The accompanying Quarterly Report on Form 10-QSB for the period ended March 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2008	/s/ Mark N. Schwartz Chief Executive Officer

Date: February 14, 2008	/s/ Mark P. O’Neill Manager of Finance and Accounting

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